UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 7, 2016
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of the Company was held on September 7, 2016. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2016

For	Against	Abstain	Broker Non-Votes
93,328,167	30,047	186,368	—
99.9%	0.1%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
74,879,445	13,239,798	308,001	5,064,128
85.0%	15.0%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
88,328,195	58,029	92,830	5,064,128
99.9%	0.1%	N/A	N/A

Proposal 4: Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan

For	Against	Abstain	Broker Non-Votes
75,451,451	12,820,264	205,864	5,064,127
85.5%	14.5%	N/A	N/A

Proposal 5: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2016

For	Against	Abstain	Broker Non-Votes
78,433,698	187,219	1,048,701	5,064,127
99.8%	0.2%	N/A	N/A

Proposal 6.A: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,616,965	745,366	113,673	5,064,128
99.2%	0.8%	N/A	N/A

Proposal 6.B: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
84,414,149	3,934,108	130,798	5,064,127
95.5%	4.5%	N/A	N/A

Proposal 6.C: Re-election of Ms. Sally Davis to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,513,075	818,982	97,948	5,064,127
99.1%	0.9%	N/A	N/A

Proposal 6.D: Re-election of Mr. Guerrino De Luca to the Board of Directors

For	Against	Abstain	Broker Non-Votes
84,147,437	4,244,894	86,503	5,064,128
95.2%	4.8%	N/A	N/A

Proposal 6.E: Re-election of Ms. Sue Gove to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,491,088	837,246	100,270	5,064,128
99.1%	0.9%	N/A	N/A

Proposal 6.F: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,533,539	784,648	111,317	5,064,128
99.1%	0.9%	N/A	N/A

Proposal 6.G: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,526,813	795,599	152,043	5,064,127
99.1%	0.9%	N/A	N/A

Proposal 6.H: Re-election of Mr. Dimitri Panayotopoulos to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,451,398	840,690	137,216	5,064,128
99.0%	1.0%	N/A	N/A

Proposal 6.I: Re-election of Dr. Lung Yeh to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,592,834	782,553	101,483	5,064,127
99.1%	0.9%	N/A	N/A

Proposal 6.J: Election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
86,353,799	2,033,257	92,643	5,064,128
97.7%	2.3%	N/A	N/A

Proposal 7: Election of the Chairman of the Board

For	Against	Abstain	Broker Non-Votes
87,151,258	1,191,801	136,895	5,064,128
98.7%	1.3%	N/A	N/A

Proposal 8.A: Re-election of Ms. Sally Davis to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
84,666,411	3,628,674	126,745	5,064,127
95.9%	4.1%	N/A	N/A

Proposal 8.B: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
87,718,329	525,209	176,028	5,064,128
99.4%	0.6%	N/A	N/A

Proposal 8.C: Re-election of Mr. Dimitri Panayotopoulos to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
87,718,490	561,377	144,012	5,064,128
99.4%	0.6%	N/A	N/A

Proposal 8.D: Election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
87,807,207	461,126	157,747	5,064,127
99.5%	0.5%	N/A	N/A

Proposal 9: Approval of Compensation for the Board of Directors for the 2016 to 2017 Board Year

For	Against	Abstain	Broker Non-Votes
81,552,843	6,179,307	746,704	5,064,128
93.0%	7.0%	N/A	N/A

Proposal 10: Approval of Compensation for the Group Management Team for Fiscal Year 2018

For	Against	Abstain	Broker Non-Votes
79,369,775	8,760,390	345,999	5,064,128
90.1%	9.9%	N/A	N/A

Proposal 11: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2017

For	Against	Abstain	Broker Non-Votes
93,289,465	109,180	138,922	—
99.9%	0.1%	N/A	N/A

Proposal 12: Re-election of Ms. Béatrice Ehlers as Independent Representative

For	Against	Abstain	Broker Non-Votes
88,332,449	46,060	98,665	5,064,128
99.9%	0.1%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

Item 8.01	Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend dates (the first trading day without the right to receive the dividend payment) are expected to be Thursday, September 22, 2016 on the Nasdaq Global Select Market and Friday, September 23, 2016 on the SIX Swiss Exchange, the record date is expected to be Monday, September 26, 2016, and the payment date is expected to be Tuesday, September 27, 2016. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the Nasdaq Global Select Market on September 21, 2016 or by the end of the official trading day on the SIX Swiss Exchange on September 22, 2016. Given the unaligned ex-dividend dates resulting from the Company’s dual listing, Nasdaq has informed the Company that it will temporarily halt trading in Logitech shares on its platform on September 22, 2016 from the start of the trading session on the Nasdaq market until following the close of the trading session on the SIX Swiss Exchange at 11:30 a.m. Eastern Daylight Time. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bryan Ko

Bryan Ko
General Counsel and Corporate Secretary

September 13, 2016